Exhibit 24


          The undersigned, Robert D. Dickerson, Secretary and Treasurer of SOUTHWESTERN PUBLIC SERVICE COMPANY ("Southwest-ern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements
(a) for the registration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwestern's and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value,
(c) for the registration of Southwestern's Preferred Stock, $1 par value, and (d) for any other equity or long-term debt, on behalf of Southwestern acting pursuant to resolutions of the Board of Directors duly adopted, hereby constitutes and appoints Bill D. Helton, David M. Wilks, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them Southwestern's attorney-in-fact, with full power of substitution and resubstitution in the premises, for Southwestern and in its name, place and stead to sign with or without the other in any and all capacities and file such registration statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes might or could do, hereby ratifying and approving the acts of said attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 1996.



                              /s/ Robert D. Dickerson
                              -----------------------
                                  Robert D. Dickerson

          The undersigned, Bill D. Helton, Director, Chairman of the Board and Chief Executive Officer of SOUTHWESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the registration of Southwest-ern's First Mortgage Bonds to be issued pursuant to the Inden-ture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwestern's and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value, (c) for the registration of South-western's Preferred Stock, $1 par value, and (d) for any other equity or long-term debt, on behalf of Southwestern acting pur-suant to resolutions of the Board of Directors duly adopted, hereby constitutes and appoints David M. Wilks, Doyle R.
Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them Southwestern's attorney-in-fact, with full power of substitution and resubstitution in the premises, for Southwestern and in its name, place and stead to sign with or without the other in any and all capacities and file such registration statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes might or could do, hereby ratifying and approving the acts of said attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 1996.


                              /s/ Bill D. Helton
                              ------------------
                                  Bill D. Helton

          The undersigned, David M. Wilks, Director, President and Chief Operating Officer of SOUTHWESTERN PUBLIC SERVICE COM-PANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registra-tion statements (a) for the registration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supple-mented and amended, between Southwestern's and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value, (c) for the registration of Southwestern's Preferred Stock, $1 par value, and (d) for any other equity or long-term debt, on behalf of Southwestern acting pursuant to resolutions of the Board of Directors duly adopted, hereby con-stitutes and appoints Bill D. Helton, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them Southwestern's attorney-in-fact, with full power of substitution and resubstitution in the premises, for Southwestern and in its name, place and stead to sign with or without the other in any and all capacities and file such registration statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully to all intents and purposes might or could do, hereby ratifying and approving the acts of said attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 1996.

                              /s/ David M. Wilks
                              ------------------
                                  David M. Wilks

          The undersigned, Gene H. Bishop a Director of SOUTH-WESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the registration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwestern and Chemical Bank, as Trustee, (b) for the registration of South-western's Common Stock, $1 par value, (c) for the registration of Southwestern's Preferred Stock, $1 par value, and (d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, David M. Wilks, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them Southwestern's attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or with-out the other in any and all capacities and file such registra-tion statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the prem-ises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 1996.



                              /s/ Gene H. Bishop
                              ------------------
                                  Gene H. Bishop

          The undersigned, C. Coney Burgess a Director of SOUTHWESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the regis-tration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwest-ern and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value, (c) for the regis-tration of Southwestern's Preferred Stock, $1 par value, and
(d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, David M. Wilks, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them Southwestern's attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or with-out the other in any and all capacities and file such registra-tion statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the prem-ises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 1996.

                              /s/ C. Coney Burgess
                              --------------------
                                  C. Coney Burgess

          The undersigned, J. C. Chambers a Director of SOUTH-WESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the registration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwestern and Chemical Bank, as Trustee, (b) for the registration of South-western's Common Stock, $1 par value, (c) for the registration of Southwestern's Preferred Stock, $1 par value, and (d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, David M. Wilks, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them Southwestern's attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or with-out the other in any and all capacities and file such registra-tion statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the prem-ises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 1996.


                              /s/ J. C. Chambers
                              ------------------
                                  J. C. Chambers

          The undersigned, Danny H. Conklin a Director of SOUTHWESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the regis-tration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwest-ern and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value, (c) for the regis-tration of Southwestern's Preferred Stock, $1 par value, and
(d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, David M. Wilks, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them Southwestern's attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or with-out the other in any and all capacities and file such registra-tion statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the prem-ises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 1996.



                              /s/ Danny H. Conklin
                              --------------------
                                  Danny H. Conklin

          The undersigned, Giles M. Forbess a Director of SOUTHWESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the regis-tration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwest-ern and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value, (c) for the regis-tration of Southwestern's Preferred Stock, $1 par value, and
(d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, David M. Wilks, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them Southwestern's attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or with-out the other in any and all capacities and file such registra-tion statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the prem-ises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 1996.



                              /s/ Giles M. Forbess
                              --------------------
                                  Giles M. Forbess

          The undersigned, R. R. Hemminghaus a Director of SOUTHWESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the regis-tration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwest-ern and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value, (c) for the regis-tration of Southwestern's Preferred Stock, $1 par value, and
(d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, David M. Wilks, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them Southwestern's attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or with-out the other in any and all capacities and file such registra-tion statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the prem-ises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 1996.



                              /s/ R. R. Hemminghaus
                              ---------------------
                                  R. R. Hemminghaus

          The undersigned, Don Maddox a Director of SOUTHWEST-ERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico cor-poration, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the registration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwestern and Chemical Bank, as Trustee, (b) for the registration of South-western's Common Stock, $1 par value, (c) for the registration of Southwestern's Preferred Stock, $1 par value, and (d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, David M. Wilks, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them Southwestern's attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or with-out the other in any and all capacities and file such registra-tion statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the prem-ises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 1996.



                              /s/ Don Maddox
                              --------------
                                  Don Maddox

          The undersigned, J. Howard Mock a Director of SOUTH-WESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the registration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwestern and Chemical Bank, as Trustee, (b) for the registration of South-western's Common Stock, $1 par value, (c) for the registration of Southwestern's Preferred Stock, $1 par value, and (d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, David M. Wilks, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them Southwestern's attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or with-out the other in any and all capacities and file such registra-tion statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the prem-ises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 1996.



                              /s/ J. Howard Mock
                              ------------------
                                  J. Howard Mock

          The undersigned, Shirley Bird Perry a Director of SOUTHWESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the regis-tration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwest-ern and Chemical Bank, as Trustee, (b) for the registration of Southwestern's Common Stock, $1 par value, (c) for the regis-tration of Southwestern's Preferred Stock, $1 par value, and
(d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, David M. Wilks, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them Southwestern's attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or with-out the other in any and all capacities and file such registra-tion statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the prem-ises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 1996.



                              /s/ Shirley Bird Perry
                              ----------------------
                                  Shirley Bird Perry

          The undersigned, Gary W. Wolf a Director of SOUTH-WESTERN PUBLIC SERVICE COMPANY ("Southwestern"), a New Mexico corporation, which is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, registration statements (a) for the registration of Southwestern's First Mortgage Bonds to be issued pursuant to the Indenture of Mortgage and Deed of Trust dated August 1, 1946, as supplemented and amended, between Southwestern and Chemical Bank, as Trustee, (b) for the registration of South-western's Common Stock, $1 par value, (c) for the registration of Southwestern's Preferred Stock, $1 par value, and (d) for any other equity or long-term debt, hereby constitutes and appoints Bill D. Helton, David M. Wilks, Doyle R. Bunch II, and Robert D. Dickerson of SPS Tower, Tyler at Sixth, Amarillo, Texas, and each of them Southwestern's attorney-in-fact, with full power of substitution and resubstitution in the premises, for him and in his name, place and stead to sign with or with-out the other in any and all capacities and file such registra-tion statements and any and all amendments and other documents related thereto, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the prem-ises as fully to all intents and purposes as he might or could do in person, hereby ratifying and approving the acts of said attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 1996.



                              /s/ Gary W. Wolf
                              ----------------
                                  Gary W. Wolf